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                                                                  Exhibit 23.1.7


                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated September 1, 1998, with respect to the financial statements of Sibson Canada, Inc. included in the Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-1 (File No. 333-63789) of Nextera Enterprises, Inc.


/s/ GRANT THORNTON
Chartered Accountants

Toronto, Canada
June 9, 1999